                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement                [_] CONFIDENTIAL, FOR USE OF THE

                                                 COMMISSION ONLY (AS
[X]  Definitive Proxy Statement                     PERMITTED BY RULE 14A-

                                                6(E)(2))
[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BRIO TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------
   (2)  Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------
   (4)  Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------
   (5)  Total fee paid:

   -----------------------------------------------------------------------------

   [_]  Fee paid previously with preliminary materials.

   -----------------------------------------------------------------------------
   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount previously paid:

   -----------------------------------------------------------------------------
   (2)  Form, Schedule or Registration Statement no.:

   -----------------------------------------------------------------------------
   (3)  Filing Party:

   -----------------------------------------------------------------------------
   (4)  Date Filed:

   -----------------------------------------------------------------------------

                             BRIO TECHNOLOGY, INC.
                           4980 Great America Parkway
                         Santa Clara, California 95054

                                ---------------

                    Notice of Annual Meeting of Stockholders

                       To Be Held September 7, 2001


                                ---------------

To the Stockholders of Brio Technology, Inc.:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Brio Technology, Inc., a Delaware corporation (the "Company"), will be held at the Network Meeting Center Technology Mart, located at 5201 Great America Parkway, Suite 122, Santa Clara, California 95054 on Friday, September 7, 2001, at 10:00 a.m., local time, for the following purposes:


      1. To elect three (3) Class I Directors of Brio to serve until the 2003 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

      2. To approve the amendment of Brio's Amended and Restated Certificate of Incorporation in order to change the name of the Company from "Brio Technology, Inc." to "Brio Software, Inc."

      3. To ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending March 31, 2002; and

      4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

   The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

   The Board of Directors has fixed the close of business on Tuesday, July 10, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

   All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                       By Order of the Board of Directors,

                                       /s/ Mark B. Weeks


                                       Mark B. Weeks
                                       Secretary

Santa Clara, California

July 27, 2001


                                   IMPORTANT
                                   ---------

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

                             BRIO TECHNOLOGY, INC.
                           4980 Great America Parkway
                         Santa Clara, California 95054

                               ----------------

                                PROXY STATEMENT

                               ----------------

General

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Brio Technology, Inc., a Delaware corporation ("Brio"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Network Meeting Center Technology Mart, located at 5201 Great America Parkway, Suite 122, Santa Clara, California 95054 on Friday, September 7, 2001, at 10:00 a.m., local time, and any adjournment or postponement thereof.


   This Proxy Statement, the enclosed proxy card and Brio's Annual Report to Stockholders for the fiscal year ended March 31, 2001, including financial statements will be first mailed to stockholders entitled to vote at the meeting on or about August 13, 2001.


Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Tamara L. MacDuff, Chief Financial Officer of Brio Technology, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Record Date; Voting Securities

   The close of business on Tuesday, July 10, 2001 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of Brio entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 29,253,683 shares of Common Stock outstanding, held by approximately 198 registered stockholders.

Voting and Solicitation

   Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. Shares of Common Stock may not be voted cumulatively.

   Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"). The Inspector will also determine whether or not a quorum is present. The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present as required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote.

   Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of directors, FOR the amendment to Brio's Amended and Restated Articles of Incorporation, FOR ratification of the appointment of the designated independent auditors and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter. Brio believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

   The solicitation of proxies will be conducted by mail and Brio will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of Brio's Common Stock. Brio may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

General

   The Company currently has authorized seven (7) directors. Under the terms of Brio's certificate of incorporation, Brio's board is divided into two classes:
Class I, whose term will expire at the Annual Meeting to be held in fiscal 2001 and Class II, whose term will expire at the Annual Meeting to be held in fiscal 2002. Accordingly, only the Class I directors are standing for reelection at the Annual Meeting. Messrs. Kedar, Kvamme and Cline have been designated as Class I directors and Messrs. Brennan, Edholm, Lacroute and von Simson have been designated as Class II directors.

Nominees

   At the annual meeting, you will be asked to elect three (3) Class I Directors, each to serve until the next annual meeting at which elections of the class of directors to which such director belongs are held, or, in each case, until their respective successors are elected and qualified. Accordingly, the Class I Directors are elected to serve until the annual meeting of stockholders to be held in 2003. In the event any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the board may be reduced in accordance with the bylaws of Brio.

   The names of the directors, their ages as of May 31, 2001 and certain other information about them are set forth below:

                                                                          Director
      Name of Directors     Age           Principal Occupation             Since   Class
      -----------------     ---           --------------------            -------- -----
   Craig D. Brennan........ 42  President and Chief Executive Officer and   2001    II
                                 Director

   Ofir J. Kedar........... 44  Chairman of the Board                       1999     I *

   Yorgen H. Edholm........ 46  Co-Chairman of the Board                    1989    II

   E. Floyd Kvamme......... 62  Director                                    1995     I *

   Michael Cline........... 41  Director                                    1999     I *

   Bernard J. Lacroute..... 58  Director                                    1999    II

   Ernest von Simson....... 63  Director                                    2000    II

--------
* Directors standing for re-election

   Craig D. Brennan joined Brio as its President and Chief Executive Officer and Director in January 2001. Prior to joining Brio, Mr. Brennan was a senior vice president Customer Relationship Management (CRM) at Oracle Corporation. Before that, he was a partner at Deloitte Consulting, where he built and managed the Global Siebel CRM Practice. Additional experience includes being a senior vice president of Marketing for BACG/Armature, a U.K. based Warburg Pincus software company. Mr. Brennan holds an MBA in marketing and management policy from the Kellogg Graduate School of Management, Northwestern University and a BA in economics and political science from the University of Michigan.

   Yorgen H. Edholm is a co-founder of Brio and has been a director since inception. Prior to founding Brio, Mr. Edholm was a manager with the Management Consulting Division of Arthur Young & Company in New York (now Ernst & Young,
LLP) where he co-founded the microcomputer-based Decision Support Systems Group. Before that, Mr. Edholm was a product manager with Industry Mathematics AB in Stockholm, Sweden. Mr. Edholm holds a M.S. degree in Computer Science and Applied Mathematics from the School of

Physical Engineering at the Royal Institute of Technology in Stockholm, Sweden and an M.B.A. degree in Organizational Behavior and International Economics from the Stockholm School of Economics in Stockholm, Sweden.

   Ofir J. Kedar became a director of Brio in August 1999. He is the co-founder of SQRIBE Technologies Corp. (SQRIBE), which merged with Brio in August 1999. He became SQRIBE's chairman and chief executive officer in 1993. Before joining SQRIBE, he was the general manager of the current Oracle Corporation subsidiary in Israel from 1985 to 1987. He serves on the board of directors of several high technology companies including A2i, Inc., a provider of high-end catalog solutions for Internet and CD-ROM order entry systems. Mr. Kedar holds a bachelor's degree in computer science from Hebrew University in Jerusalem, Israel.

   E. Floyd Kvamme has been a director of Brio since March 1995. He is currently also a director of Harmonic, Inc., National Semiconductor, Photon Dynamics, Inc., Power Integrations, as well as several private companies. He has been a partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since 1984. In 1982 he became Executive Vice President of Sales and Marketing for Apple Computer. Previously, he held senior management positions at National Semiconductor. He holds two degrees in Electrical Engineering; a B.S. from the University of California and a M.S. from Syracuse University.

   Michael Cline became a director of Brio in August 1999. Prior to that, he was a director of SQRIBE since 1995. He is a managing member of Accretive Technology Partners LLC, a private investment company. He is a director of Manugistics Group, Inc., FirePond and several private companies in the information technology industry. He holds a B.S. in Business from Cornell University and a M.B.A. from Harvard Business School.

   Bernard J. Lacroute has been a director of Brio since March 1995. He is currently also a director of several privately held companies. Mr. Lacroute has been a partner with Kleiner Perkins Caufield & Byers since 1989. Prior to joining Kleiner Perkins Caufield & Byers, Mr. Lacroute held a number of Senior Executive positions in leading high technology firms including Digital Equipment Corporation and Sun Microsystems, Inc. Mr. Lacroute holds graduate degrees in Physics from the University of Grenoble and in Engineering from the Ecole Nationale Superieure d'lngenieurs, as well as an M.S. in Electrical Engineering from the University of Michigan.

   Ernest von Simson has been a director of Brio since August 2000. He is a Senior Partner of Cassius Advisors, a trans Atlantic consultancy he co-founded. Previously Mr. von Simson was co-founder of the Research Board. Before that, he was Research Director for a well-known international consulting firm and systems manager for a large financial services company. He holds a B.A. from Brown University and a M.B.A from New York University. His articles have been published by the Harvard Business Review, Fortune, Leaders, Computer World and elsewhere. He serves on the Boards of Directors at AserA, eMPACT, Icarian, Kamoon, LinuxCare, Marketing Info and SquareSMS as well as the Boards of Advisors for E.piphany and SAP Markets.

Meetings and Committees of the Board of Directors

   During the period from April 1, 2000 through March 31, 2001 (the "last fiscal year"), the board met sixteen (16) times. No director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he served during the period in which he was a director. The board has an audit committee and a compensation committee. The board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to Tamara L. MacDuff at the Company's address set forth above.

   In the last fiscal year, the audit committee consisted of directors Lacroute, Cline and Kvamme, three of Brio's non-employee directors, and held four (4) meetings. The audit committee functions are to monitor the corporate financial reporting and the internal and external audits of Brio, to provide the Board the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of

Brio (which includes, among other matters, Brio's investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

   In the last fiscal year, the compensation committee consisted of directors Kvamme and Cline, and held one (1) meeting. The compensation committee's functions are to establish and administer Brio's policies regarding executive salaries and cash and long-term equity incentives. The compensation committee administers Brio's 2000 stock option plan, 1998 stock option plan, the 1998 employee stock purchase plan and the 1998 directors' stock option plan.

Compensation of Directors

   Brio does not currently provide cash compensation to directors for services in such capacity. Directors may, however, be reimbursed for certain expenses in connection with attendance at board and committee meetings. Employee directors are eligible to participate in Brio's 1998 employee stock purchase plan and non-employee directors are eligible to participate in the 1998 Directors' Stock Option Plan (the "Directors' Plan"). Under the Directors' Plan, each person who becomes a non-employee director of Brio is automatically granted a non-statutory stock option to purchase 20,000 shares of Common Stock on the date on which the optionee first becomes a non-employee director of Brio. Thereafter, on the date of each annual meeting of stockholders following which a non-employee director is serving on the Board of Directors, each non-employee director shall be granted an option to purchase 5,000 shares of Common Stock if, on such date, he has served on Brio's Board of Directors for at least six months. Messrs. Edholm, Lacroute and von Simson, who will have served for more than six months prior to the date of the annual meeting, will each receive options to purchase 5,000 shares of common stock under the Directors' Plan. Messrs. Kedar, Kvamme and Cline, who will have served for more than six months prior to the date of the annual meeting, will receive options to purchase 5,000 shares of common stock under the Directors' Plan if reelected at the meeting.

Recommendation of the Board:

   THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                PROPOSAL NO. 2

          APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
              CERTIFICATE OF INCORPORATION TO EFFECT NAME CHANGE

   At the Annual Meeting, you are being asked to approve an amendment to Brio's Amended and Restated Certificate of Incorporation in order to change the name of the Company from "Brio Technology, Inc." to "Brio Software, Inc." (the "Name Change"). The Board of Directors has unanimously approved such an amendment to the Amended and Restated Certificate of Incorporation as reflected in the Certificate of Amendment attached hereto as Exhibit A. Brio believes the name "Brio Software, Inc." more accurately and fully describes Brio's core business.

   The Name Change is currently intended to be effected, if stockholder approval is obtained, by filing the Certificate of Amendment with the Delaware Secretary of State at the time determined by the Board of Directors (without further stockholder action) in the exercise of its good faith judgment. However, even if stockholder approval is obtained, implementation of the Name Change may be delayed or abandoned if the Board of Directors determines that implementing the Name Change would be inadvisable for any reason.

   If the Name Change is consummated, it will not be necessary to surrender stock certificates. Instead, when certificates are presented for transfer, new stock certificates bearing the name Brio Software, Inc. will be issued. Furthermore, whether or not the Name Change is approved by the stockholders and effected, Brio's Common Stock will continue to be traded under the symbol "BRIO".

Recommendation of the Board:

   THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS DESCRIBED ABOVE.

                                 PROPOSAL NO. 3

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen LLP has served as Brio's independent public accountants since 1993 and has been appointed by the Board to continue as Brio's independent public accountants for the fiscal year ending March 31, 2002. In the event that ratification of this selection of independent public accountants is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of independent public accountants.

   A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board:

   THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS BRIO'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee (the "Audit Committee") is composed of three independent directors and operates under a written charter adopted by the Board of Directors on May 23, 2000 which is included in this proxy statement as Exhibit
B. The Audit Committee reviews Brio's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Brio's independent auditors are responsible for expressing an opinion on the conformity of Brio's audited financial statements to generally accepted accounting principles.

   In this context, the Audit Committee has reviewed and discussed with management and the independent auditors, the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1, "Independence Discussions with Audit Committee" and discussed with them their independence from Brio and its management. The Audit Committee has also considered whether the independent auditors' provision of other non-audit services to Brio are compatible with the auditors' independence and believes such services are compatible with maintaining the auditors' independence.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in Brio's Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the SEC.

   Finally, the Audit Committee believes that each of the members of the Audit Committee is "independent" within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc.

                                          Audit Committee:

                                          Bernard J. Lacroute
                                          E. Floyd Kvamme
                                          Michael Cline

        FEES BILLED TO COMPANY BY ARTHUR ANDERSEN LLP DURING FISCAL 2001

   Audit Fees: Audit fees billed to Brio by Arthur Andersen LLP during fiscal 2001 for review of Brio's annual financial statements and those financial statements included in its quarterly reports on Form 10-Q totaled $185,200.


   Financial Information Systems Design and Implementation Fees: Financial information systems design and implementation fees billed to Brio by Arthur Andersen LLP during fiscal 2001 for the implementation of Oracle totaled $5,040,395.


   All Other Fees: The aggregate of "All Other Fees" billed to Brio by Arthur Andersen LLP during fiscal 2001 for non-audit services totaled $4,083,819. This figure includes fees billed for tax advisory, tax compliance services and customer relationship management systems implementation.

                         BRIO COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information that has been provided to Brio with respect to beneficial ownership of shares of Brio's Common Stock as of May 31, 2001:

  . each person who is known by Brio to own beneficially more than five (5) percent of the outstanding shares of common stock;

  . each director of Brio;

  . Brio's Chief Executive Officer and Brio's four most highly compensated executive officers; and

  . all directors and executive officers of Brio as a group.

   Beneficial ownership is determined in accordance with the rules of the SEC. The number of shares beneficially owned by a person includes shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days as of May 31, 2001. Such shares issuable pursuant to such options are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Percentages marked with an asterisk (*) represent less than 1 percent ownership.

                                                           Shares of Common
                                                          Stock Beneficially
                                                                 Owned
                                                          ---------------------
Officers, Directors and Principal Stockholders              Number    Percent
----------------------------------------------            ----------- ---------
Yorgen H. Edholm and Katherine Glassey...................   4,454,996    15.3%
Entities affiliated with.................................   3,665,990    12.6%
 Franklin Advisors, Inc.
 77 Mariners Island Blvd.
 San Mateo, CA 94404
Entities affiliated with.................................   2,347,258     8.0%
 General Atlantic Partners
 3 Pickwick Plaza #200
 Greenwich, CT 06830
Ofir J. Kedar............................................   1,782,064     6.1%
Entities affiliated with.................................   1,581,563     5.4%
 Kleiner Perkins Caufield & Byers
 2750 Sand Hill Road, Suite 250
 Menlo Park, CA 94025
Bernard J. Lacroute......................................   1,581,563     5.4%
 Kleiner Perkins Caufield & Byers
 2750 Sand Hill Road
 Menlo Park, CA 94025
E. Floyd Kvamme..........................................   1,581,563     5.4%
 Kleiner Perkins Caufield & Byers
 2750 Sand Hill Road
 Menlo Park, CA 94025
Tamara L. MacDuff........................................      85,148      *
Arun Shah................................................      74,998      *
Craig D. Brennan.........................................      18,182      *
Michael Cline............................................       5,000      *
Don Beck.................................................         --      --
Ernest von Simson........................................         --      --
All directors and officers...............................   8,001,951    27.3%
 as a group (7 directors and 4 officers)

   The entries in this table for Yorgen Edholm and Katherine Glassey include 1,875,012 shares held by the Edholm Family Rev Trust and 2,500,000 shares held by the Edholm Family Limited Partnership. The entries also include an aggregate of 79,984 shares held in trusts for the children of which Mr. Edholm and Ms. Glassey are trustees and have voting power.

   The entry in this table for Ofir Kedar includes 1,416,106 shares held by Ofir Kedar and 365,958 shares held in trusts for the children of which Mr. Kedar is trustee and has voting power.

   The entries in this table for each of Messrs. Kvamme and Lacroute and for entities affiliated with Kleiner Perkins Caufield & Byers (KPCB) consists of 1,503,841 shares held by KPCB VII, 19,418 shares held by KPCB Information Sciences Zaibatsu Fund II, 20,906 shares held by Mr. Kvamme and 37,398 shares held by Mr. Lacroute. Both Mr. Kvamme and Mr. Lacroute are directors of Brio and are general partners of KPCB VII Associates and KPCB Information Sciences Zaibatsu Fund II. Each of Messrs. Kvamme and Lacroute disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

   The entry in this table for entities affiliated with General Atlantic Partners LLC (GAP LLC) consists of 301,213 shares held by GAP Coinvestment Partners LP (GAPCO), 1,240,700 shares held by GAP 18 LP and 805,345 shares held by GAP 43 LP. The general partner of GAPCO, GAP 18 LP and GAP 43 LP is GAP LLC and the managing members of GAP LLC are also the general partners of GAPCO.

   Except pursuant to applicable community property laws or as indicated in the footnotes to this table, to Brio's knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by that stockholder. Applicable percentage of ownership for each stockholder is based on 28,092,791 shares of common stock outstanding as of May 31, 2000 with applicable options for the stockholders.

   Beneficial ownership is determined in accordance with the rules of the SEC. The number of shares beneficially owned by a person includes shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2001. Such shares issuable pursuant to such options are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for the purposes of computing the percentage ownership of each other person.

   Unless otherwise indicated, the address of each of the individuals named above is: c/o Brio Technology, Inc., 4980 Great America Parkway, Santa Clara, California 95054.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to Brio's executive officers during the fiscal year ended March 31, 2001. The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of Brio, as well as the specific compensation levels for executive officers. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

   Under the supervision of the Board of Directors, Brio's compensation policy is designed to attract and retain qualified key executives critical to Brio's growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon Brio's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements:
(i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of

Directors establishes from time to time for Brio and (iii) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and Brio's stockholders.

   The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

   The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with Brio for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Brio's performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

   Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and Brio's success in achieving specific company-wide goals, such as customer satisfaction, revenue growth, earnings growth, expense control and new product introductions.

Long-Term Incentive Compensation

   Brio has utilized its stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in Brio and thereby closely align his or her interests with those of Brio's stockholders. Factors considered in making such awards include the individual's position in Brio, his or her performance and responsibilities and industry practices and norm. Long-term incentives granted in prior years and existing level of stock ownership are also taken into consideration.

   Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with Brio. Accordingly, the option will provide a return to the executive officer only if he or she remains in Brio's service, and then only if the market price of the Common Stock appreciates over the option term.

Compensation of the Chief Executive Officer

   Craig D. Brennan has served as Brio's President and Chief Executive Officer since January 2001. His annualized base salary is $350,000 and his annual bonus is $200,000. The Compensation Committee determined Mr. Brennan's base salary and bonus by evaluating a number of factors including prevalent salary studies such as the Radford Survey and competitive market compensation levels of CEO's of comparably sized software companies.

Deductibility of Executive Compensation

   The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the

"performance-based" exception to Section 162(m). As the cash compensation paid by Brio to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under Brio's 1998 Stock Option Plan to such officers will meet the requirements for qualifying as performance-based, the Committee believes that Section 162(m) will not affect the tax deductions available to Brio with respect to the compensation of its executive officers. It is the Committee's policy to qualify, to the extent reasonable and possible, its executive officers' compensation for deductibility under applicable tax law. However, Brio may from time to time pay compensation to its executive officers that may not be deductible.

                                          Compensation Committee:

                                          E. Floyd Kvamme
                                          Michael Cline

Compensation Committee Interlocks and Insider Participation

   None of the members of the Compensation Committee of the Board is currently or has been, at any time since the formation of Brio, an officer or employee of Brio. No executive officer of Brio serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on Brio's Board or Compensation Committee.

                       COMPENSATION OF EXECUTIVE OFFICERS

   The following table shows the compensation earned by:

  . the individual who served as Brio's Chief Executive Officer during the fiscal year ended March 31, 2001;

  . the four other most highly compensated individuals who were serving as an executive officer as of March 31, 2001, the fiscal year-end; and

  . the compensation received by each of the individuals referenced above for Brio's preceding fiscal year. The bonus includes amounts earned with respect to the individual's performance in the applicable fiscal year.

                           Summary Compensation Table

                                                                                     Long-Term
                                                                                    Compensation
                                                                                    ------------
                                                                Annual Compensation    Awards
                                                                ------------------- ------------
                                                                                     Securities
                                                         Fiscal  Salary              Underlying
              Name and Principal Position                 Year     ($)    Bonus ($)   Options
              ---------------------------                ------ ------------------- ------------
Craig D. Brennan*.......................................  2001     63,660    50,000  2,851,376
 President, Chief Executive Officer and Director          2000        --        --         --
                                                          1999        --        --         --

Katherine Glassey**.....................................  2001    210,000    75,735        --
 Chief Strategy Officer and Director                      2000    190,000    62,105        --
                                                          1999    170,000    54,697        --

Don Beck***.............................................  2001     11,347       --     325,000
 Executive Vice President, Worldwide Sales                2000        --        --         --
                                                          1999        --        --         --

Tamara MacDuff..........................................  2001    180,000    52,637     50,000
 Executive Vice President, Finance and Operations, and    2000    136,000    36,083     60,000
  Chief Financial Officer                                 1999    114,000    19,619     25,000

Arun Shah****...........................................  2001    210,000   115,145     80,000
 Executive Vice President, Development                    2000    175,000    24,616     50,000
                                                          1999     40,104       --      50,000

--------
* Mr. Brennan joined Brio in January 2001. Mr. Brennan's annualized salary and bonus is $350,000 and $200,000, respectively.
** Ms. Glassey resigned as a Director in February 2001. Ms. Glassey resigned as Chief Strategy Officer and terminated in June 2001.
***  Mr. Beck joined Brio in March 2001. Mr. Beck's annualized salary is
     $300,000.
**** Mr. Shah joined Brio in October 1998 in connection with Brio's purchase of Merlinsoft, Inc. Mr. Shah joined Merlinsoft in December 1996. Mr. Shah resigned as Executive Vice President, Development and terminated in July 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table provides certain information with respect to stock options granted to the named executive officers in the last fiscal year. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term. No stock appreciation rights were granted to these individuals during the year.

   The percentages below are based on a total of 8,439,365 options granted by Brio during the year ended March 31, 2001 to employees of Brio, including the executive officers named in the Summary Compensation Table.

                                         Individual Grants
                         -------------------------------------------------             Potential Realizable Value
                         Number Of   Percent Of                                         At Assumed Annual Rates
                         Securities Total Options                                     of Stock Price Appreciation
                         Underlying  Granted To   Exercise Or Market Price                  For Option Term
                          Options   Employees In  Base Price   on Date of  Expiration ----------------------------
          Name            Granted    Fiscal Year    ($/Sh)       Grant        Date       5% ($)        10% ($)
          ----           ---------- ------------- ----------- ------------ ---------- ------------- --------------
Craig D. Brennan........ 2,851,376        34%        $5.50       $5.50       1/2/11      $9,862,683    $24,993,975
Katherine Glassey.......       --        --            --          --           --              --             --
Don Beck................   325,000       4.0%         5.03        5.03      3/19/11       1,028,085      2,605,370
Tamara L. MacDuff.......    50,000       0.6%         5.91        5.91       8/3/10         185,838        470,951
Arun Shah...............    80,000       0.9%         5.91        5.91       8/3/10         297,341        753,521

   The exercise price per share of each option was equal to the fair market value of the common stock on the date of grant based upon the closing stock price of Brio's common stock on the Nasdaq Stock Market on the date of grant.

   The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the SEC. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the named executive officers.

                         FISCAL YEAR-END OPTION VALUES

   The following table sets forth certain information with respect to stock options exercised by the executive officers named in the Summary Compensation Table during the fiscal year ended March 31, 2001. In addition, the table sets forth the number of shares covered by stock options as of the fiscal year ended March 31, 2001, and the value of the "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year ended March 31, 2001.

                               Number of Securities      Value of Unexercised
                              Underlying Unexercised     In-the-Money Options
                             Options at March 31, 2001     At March 31, 2001
                             ------------------------- -------------------------
Name                         Exercisable Unexercisable Exercisable Unexercisable
----                         ----------- ------------- ----------- -------------
Craig D. Brennan............      --       2,851,376        --      $1,596,771
Katherine Glassey...........      --             --         --             --
Don Beck....................      --         325,000        --         334,750
Tamara L. MacDuff...........   58,826         78,174      1,850          5,800
Arun Shah...................   71,662        104,373      2,750          9,250

   Notwithstanding anything to the contrary set forth in any of Brio's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreement with Craig D. Brennan

   On January 2, 2001, Brio entered into an employment agreement with Craig D. Brennan (the "Brennan Agreement"). The Brennan Agreement provides, among other things, for Mr. Brennan's employment as President and Chief Executive Officer at an initial salary of $350,000 per year. Under the Brennan Agreement, Mr. Brennan is also eligible to earn a target bonus of $200,000 per year. In addition, the Brennan Agreement provided for a sign-on bonus in the amount of $100,000, to be paid in fully vested shares of Brio's common stock, with the number of shares determined by using the fair market value of the common stock as of Mr. Brennan's start date. The Agreement also provided for the grant of a stock option to purchase ten percent (10%) of the outstanding shares of Brio's common stock as of Mr. Brennan's start date which was equal to 2,851,376 shares. The option was granted by the Board of Directors on January 2, 2001. The Brennan Agreement also provides for the indemnification agreement entered into between Brio and Mr. Brennan.

   Under the Brennan Agreement, if Brio terminates Mr. Brennan's employment without cause or Mr. Brennan resigns for good reason during the first year of his employment, Mr. Brennan is entitled to twelve (12) months of his then-current base salary, payment of his full annual target bonus and reimbursement for medical coverage from himself and his dependents for twelve months following the date of his termination. If Brio terminates Mr. Brennan's employment without cause or Mr. Brennan resigns for good reason after the first year of his employment, Mr. Brennan is entitled to 12 months of his then-current base salary, payment of his annual target bonus on a pro-rata basis for the period in which the termination occurs and reimbursement for medical coverage from himself and his dependents for twelve months following the date of his termination. In both circumstances, Mr. Brennan is also entitled to accelerated vesting of his option grant(s) for an additional twelve (12) months from the date of his termination in the case where his termination is not in connection with a change in control and full vesting in the case where his termination is within twelve (12) months of a change in control.

Employment Agreement with Don Beck

   On March 6, 2001, Brio entered into an employment agreement with Don Beck (the "Beck Agreement"). The Beck Agreement provides, among other things, for Mr. Beck's employment as Executive Vice President, Worldwide Sales at an initial salary of $300,000 per year. Under the Beck Agreement, Mr. Beck is also eligible to earn an annual incentive bonus of $300,000 per year. In addition, the Beck Agreement provided for a sign-on bonus in the amount of $50,000. The Beck Agreement also provided for the grant of a stock option to purchase 325,000 shares of Brio's common stock. The option was granted by the Board of Directors on March 16, 2001. The Beck Agreement also provides for the indemnification agreement entered into between Brio and Mr. Beck.

   Under the Beck Agreement, if Brio terminates Mr. Beck's employment without cause, Mr. Beck is entitled to six (6) months of his then-current base salary. In the event that Mr. Beck's termination is within twelve (12) months of a change in control, he is entitled to accelerated vesting of his option grant(s) of 50% of the then unvested shares.

Employment Agreement with Tamara MacDuff

   In November 1992, Brio entered into an employment agreement with Tamara MacDuff. If Ms. MacDuff is terminated, she is entitled to six (6) months of severance at her then current salary.

Termination Agreement with Yorgen Edholm

   On January 31, 2001, Brio signed a termination agreement with Yorgen Edholm (the "Edholm Agreement"). Under the Edholm Agreement, Brio is required to pay Mr. Edholm severance in the amount of $245,000 to be paid ratably over a twelve
(12) month period.

Termination Agreement with Scott Chalmers

   On March 31, 2001, Brio signed a termination agreement with Scott Chalmers (the "Chalmers Agreement"). Under the Chalmers Agreement, Brio is required to pay Mr. Chalmers severance in the amount of $230,000 to be paid ratably over a twelve (12) month period plus a bonus of $31,000 to be paid in April 2001. In addition, the Chalmers Agreement provided for the acceleration of 67,718 options. Mr. Chalmers will also be paid $69,300 for consulting services to be provided to Brio over an eighteen-month period beginning April 2001.

Indebtedness of Management

   On December 6, 2000, Yorgen H. Edholm, a director of Brio, and Katherine Glassey, entered into a Secured Promissory Note with Brio whereby Brio loaned them $1.5 million at an interest rate of 6.10% per annum. The amounts owed to Brio were repaid in full in February 2001.

Indemnification Agreements

   Brio has entered into indemnification agreements with its officers and directors containing provisions which may require Brio, among other things, to indemnify Brio's officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. Brio also intends to execute such agreements with its future directors and executive officers.

   Brio believes that all of the transactions set forth above were in Brio's best interests. As a matter of policy, the transactions were, and all future transactions between Brio and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors on the Board of Directors.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder return data for Brio's stock for the period from April 30, 1998 (the date on which Brio's stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) the Nasdaq National Market Composite Index and (ii) the S&P Computer Software and Services Index. The graph assumes that $100 was invested on April 30, 1998, the date on which Brio completed the initial public offering of its Common Stock, in the Common Stock of Brio and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of Brio at a per share price of $11.00, the price to which such stock was first offered to the public by Brio on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                 AMONG THE COMPANY, THE NASDAQ NATIONAL MARKET
        COMPOSITE INDEX AND THE S&P COMPUTER SOFTWARE AND SERVICES INDEX

                      [PERFORMANCE GRAPH APPEARS HERE]


                                          S&P COMPUTER
                                          SOFTWARE &
MEASUREMENT PERIOD             BRIO       SERVICES INDEX       NASDAQ
-----------------------        ----       --------------       ------
Measurement Pt - 5/1/98        $100       $100                 $100
     7/10/98                   $95        $118                 $104
     7/18/98                   $67        $106                 $89
     11/27/98                  $60        $127                 $108
     2/5/99                    $148       $154                 $127
     4/16/99                   $116       $166                 $133
     6/25/99                   $133       $166                 $136
     9/3/99                    $105       $181                 $152
     11/12/99                  $260       $196                 $172
     1/21/00                   $324       $229                 $226
FYE  3/31/00                   $284       $242                 $244
     6/9/00                    $173       $192                 $207
     8/18/00                   $68        $185                 $210
     10/27/00                  $60        $170                 $175
     1/5/00                    $53        $129                 $129
FYE  3/30/01                   $46        $106.1               $98.2

     DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

   Proposals of stockholders intended to be included in Brio's proxy statement for the 2002 Annual Meeting of Stockholders must be received by Tamara L. MacDuff, Chief Financial Officer of Brio Technology, Inc., 4980 Great America Parkway, Santa Clara, California 95054, no later than March 29, 2002. If the Company is not notified of a stockholder proposal within sixty (60) days prior to the one-year anniversary of this year's Annual Meeting, then the proxies held by management of Brio provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires Brio's directors, executive officers and persons who own more than 10% of Brio's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of Brio's Common Stock. Reporting Persons are required by SEC regulations to furnish Brio with copies of all Section 16(a) reports they file. To Brio's knowledge, Brio believes that during its fiscal year ended March 31, 2001, all Reporting Persons complied with all applicable filing requirements with the exception of Ernest von Simson, who filed one Form 3 late reporting one option grant, Katherine Glassey, who filed two Forms 4 late to report a total of two common stock sales, Don Beck, who filed one Form 3 late reporting one option grant and Arun Shah, who filed one Form 3 late reporting options granted prior to his becoming subject to Section 16.

                         STOCK OPTION PLAN INFORMATION

   The Company maintains four active employee stock plans: the 2000 Employee Stock Option Plan (the "2000 Plan"), the 1998 Stock Option Plan (the "1998 Plan"), the 1998 Employee Stock Purchase Plan (the "ESPP") and the 1998 Directors' Stock Option Plan (the "Directors' Plan"). Executive officers are eligible to participate only in the 1998 Plan and the ESPP. The 1998 Plan allows for the issuance of both incentive stock and nonstatutory stock options, while only nonstatutory stock options may be issued under the 2000 Plan and the Directors Plan. The terms of the 2000 Plan and the 1998 Plan allow options to be granted with an exercise price equal to at least 85% of the fair market value of the Common Stock on the date of grant, although the Company generally issues stock options under both plans at 100% of fair market value. All options issued under the Directors' Plan have exercise prices equal to 100% of fair market value on the date of grant. Options typically have a ten-year term and a four-year vesting schedule and generally expire 90 days after the optionee terminates his or her employment with the Company. As of March 31, 2001, 9,862,087 and 300,000 shares of Common Stock were reserved for issuance, and 3,170,779 and 195,000 shares were available for grant under the 1998 Plan and the Directors' Plan, respectively. The 2000 Plan was adopted in July 2000. As of March 31, 2001, 6,000,000 shares were reserved for issuance and 2,730,293 shares were available for grant.

   In addition, the Company has options outstanding under its 1992 Stock Option Plan and options outstanding that it assumed in connection with its acquisition of SQRIBE Technologies Corp. in August 1999, which were originally issued under SQRIBE stock plans. The Company is no longer issuing options under either the 1992 Stock Option Plan or the SQRIBE Plan.

   The ESPP allows employees to purchase Brio stock through payroll deductions at 85% of the lesser of the fair market value of the Common Stock on either the beginning of a 24-month offering period or on each of four purchase dates that take place within the offering period. As of March 31, 2001, 1,033,232 shares had been issued under the ESPP and 1,058,777 shares remained available for future issuance.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Proxy Statement incorporates certain documents of Brio by reference that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to Tamara L. MacDuff, Chief Financial Officer of Brio Technology, Inc., 4980 Great America Parkway, Santa Clara, California 95054, (408) 496-7400. In order to ensure timely delivery of the documents, such requests should be made by August 24, 2001.

                                 OTHER MATTERS

   The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

   It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          /s/ Mark B. Weeks


                                          Mark B. Weeks
                                          Secretary

July 27, 2001

Santa Clara, California

                                                                       EXHIBIT A

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION

                                       OF

                             BRIO TECHNOLOGY, INC.

   The undersigned hereby certifies that:

    1. He is the duly elected and acting President of Brio Technology, Inc., a Delaware corporation.

    2. The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on February 19, 1998.

    3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of Certificate of Incorporation amends
Article I of this corporation's Certificate of Incorporation to read in its entirety as follows:

                                   "ARTICLE I

   The name of this corporation is Brio Software, Inc. (the "Corporation")."

    4. The foregoing Certificate of Amendment has been duly adopted by this corporation's Board of Directors and stockholders in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

   Executed in Santa Clara, California on      , 2001.

                                          _____________________________________
                                          Craig Brennan, President

                                                                       EXHIBIT B

                             BRIO TECHNOLOGY, INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Purpose

   The purpose of the Audit Committee established pursuant to this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Brio Technology, Inc. (the "Company"), to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

   In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

Charter Review

   The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

Membership

   The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an independent director to the extent required by Rule 4310 and Rule 4460 of the National Association of Securities Dealers, Inc. ("NASD").

   Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Meetings

   The Audit Committee will meet separately with the Principal Executive Officer and separately with the Principal Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other such times as it deems appropriate, to review the independent auditors' examination and management report.

   At each of its meetings, to the extent appropriate based on the point in time of the meeting during the Company's fiscal year, the Audit Committee shall take such actions as may be necessary or desirable to carry out its responsibilities (as set forth below).

Responsibilities

   The responsibilities of the Audit Committee shall include:

  1. Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;

  2. Reviewing the plan for the audit and related services at least annually;

  3.  Reviewing audit results and annual and interim financial statements;

  4. Ensuring the receipt of, and reviewing, a written statement from the Company's auditors delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard 1;

  5. Reviewing and actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

  6. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

  7. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

  8.  Overseeing the effectiveness of the internal audit function;

  9.  Overseeing the Company's compliance with the Foreign Corrupt Practices
      Act;

  10. Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities; and

  11. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

   In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

   Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders, and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

Reports

   The Audit Committee will, to the extent deemed appropriate record, its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board of Directors. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

                                                                      APPENDIX A

                                 FORM OF PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF BRIO TECHNOLOGY, INC. FOR THE

        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 7, 2001


   The undersigned stockholder of Brio Technology, Inc., a Delaware corporation, (Brio) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 27, 2001, and hereby appoints Craig D. Brennan and Danielle M. Murcray, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Brio Technology, Inc. to be held at the Network Meeting Center Technology Mart, located at 5201 Great America Parkway, Suite 122, Santa Clara, California 95054 on Friday, September 7, 2001, at 10:00 a.m., local time, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


  1. ELECTION OF DIRECTORS:

         FOR all nominees listed below (except as indicated).
    ----

         WITHHOLD authority to vote for all nominees listed below.
    ----

  If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

         Ofir J. Kedar

         E. Floyd Kvamme

         Michael Cline

  2. PROPOSAL TO APPROVE THE AMENDMENT OF BRIO'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO CHANGE THE NAME OF THE COMPANY FROM "BRIO TECHNOLOGY, INC." TO "BRIO SOFTWARE, INC."

            FOR        AGAINST        ABSTAIN
      ------    -------        -------

  3. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2002:

            FOR        AGAINST        ABSTAIN
      ------    -------        -------

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

               PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR THE AMENDMENT TO BRIO'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION; (3) FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2002; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


_________________________________       Date: _______________
Signature

_________________________________       Date: _______________
Signature

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)